UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2011

Single Country Funds
Brazil Equity
China Equity
India Equity
Korea Equity

Goldman Sachs Single Country Funds

■	BRAZIL EQUITY

■	CHINA EQUITY

■	INDIA EQUITY

■	KOREA EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Portfolio Management Discussions and Performance Summaries	4

Schedule of Investments	26

Financial Statements	35

Financial Highlights	38

Notes to Financial Statements	46

Report of Independent Registered Public Accounting Firm	57

Other Information	58

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Brazil Equity Fund invests primarily in a portfolio of equity investments that are tied economically to Brazil or in issuers that participate in the markets of Brazil. The Fund is subject to market risk, which means that the value of the securities instruments in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Foreign and emerging markets securities, including Brazilian securities, may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Such securities are also subject to foreign custody risk. Because of its exposure to Brazil, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in Brazil. The Fund may concentrate its investments in a specific industry (only in the event that that industry represents 20% or more of the Fund’s benchmark index at the time of investment), subjecting it to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs China Equity Fund invests primarily in a portfolio of equity investments that are tied economically to China or in issuers that participate in the markets of China. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging markets securities, including Chinese securities, may be more volatile and less liquid than U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Such securities are also subject to foreign custody risk. Because of its exposure to China, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in China. The Fund may concentrate its investments in a specific industry (only in the event that that industry represents 20% or more of the Fund’s benchmark index at the time of investment), subjecting it to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s investments in participation notes are subject to the same risks associated with the underlying asset or market, as well as counterparty risk. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs India Equity Fund invests primarily in a portfolio of equity investments that are tied economically to India or in issuers that participate in the markets of India, primarily by investing in a wholly-owned subsidiary of the Fund organized under the laws of the Republic of Mauritius (the “Subsidiary”). The Subsidiary invests directly in equity investments in India or in issuers that substantially participate in the markets of India, and has the same investment objective and strategies as the Fund. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging markets securities, including Indian securities, may be more volatile and less liquid than U.S. securities and will be subject to the risks of currency

GOLDMAN SACHS SINGLE COUNTRY FUNDS

fluctuations and adverse economic or political developments. Such securities are also subject to foreign custody risk. Because of its exposure to India, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in India. The Fund’s continued ability to invest in India is dependent on its continuing to meet current and future requirements placed on foreign institutional investors by the Securities and Exchange Board of India. If the Fund (or the investment adviser) were to fail to meet applicable requirements in the future, the Fund would no longer be permitted to invest directly in Indian securities, may not be able to pursue its principal strategy and may be forced to liquidate. The Fund may concentrate its investments in a specific industry (only in the event that that industry represents 20% or more of the Fund’s benchmark index at the time of investment), subjecting it to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s investments in participation notes are subject to the same risks associated with the underlying asset or market, as well as counterparty risk. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all.

By investing in the Subsidiary, the Fund will be exposed to the risks associated with the Subsidiary’s investments. The Fund invests through the Subsidiary to seek to obtain the benefits of favorable tax treatment of its investments pursuant to a treaty between India and the Republic of Mauritius. Any change in the provisions of the treaty or its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investments. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Korea Equity Fund invests primarily in a concentrated portfolio of equity investments that are tied economically to Korea or in issuers that participate in the markets of Korea. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging markets securities, including Korean securities, may be more volatile and less liquid than U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Such securities are also subject to foreign custody risk. Because of its exposure to Korea, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in Korea. The Fund may concentrate its investments in a specific industry (only in the event that that industry represents 20% or more of the Fund’s benchmark index at the time of investment), subjecting it to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s investments in participation notes are subject to the same risks associated with the underlying asset or market, as well as counterparty risk. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

What Differentiates Goldman Sachs’ Single Country Funds Investment Process?

Goldman Sachs’ Single Country Funds investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■	The Emerging Markets Equity research team, based in London, Shanghai, Hong Kong, Seoul, Singapore, Sao Paulo and Mumbai, focuses on companies with strong or improving business fundamentals, trading at attractive valuations

■	Proprietary, bottom-up research is the key driver of our investment process

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

■	The decision-making process includes active participation in frequent and regular research meetings

■	The Emerging Markets Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■	Security selections are aligned with levels of investment conviction and risk-adjusted upside

■	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds’ portfolios

Emerging markets equity portfolios that strive to offer:

■ Access to Brazil, China, India and Korea equity markets
■ Disciplined approach to stock selection
■ Optimal risk/return profiles

PORTFOLIO RESULTS

Goldman Sachs Brazil Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Brazil Equity Portfolio Management Team discusses the Goldman Sachs Brazil Equity Fund’s (the “Fund”) performance and positioning for the period from its inception on April 29, 2011 through October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -22.80%, -23.10%, -22.60% and -22.70%, respectively. These returns compare to the -14.71% cumulative total return of the Fund’s benchmark, the MSCI Brazil 10/40 Index (net, total return, unhedged, USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced Brazil’s equity market as a whole during the Reporting Period?

A	Given the interconnectedness of the world’s financial markets today, the primary factors impacting the Brazilian equity market during the Reporting Period were external macroeconomic ones. More specifically, these factors included the European sovereign debt crisis, the persistent sluggishness of the U.S. economy and the uncertainty surrounding the pace of economic growth in China.

Troubles in the Eurozone were the center of economic uncertainty during the Reporting Period, with the main risk being the indebtedness of the peripheral European countries and consequently the deterioration of balance sheets of those European banks holding such debt. The European authorities, divided by the self-interests of their own respective countries, did not pose a quick and clear solution. Such ongoing uncertainty and resulting fears of contagion impacted equity market performance around the globe. In the U.S., soft data, such as consumer confidence, was lagging hard data, such as purchasing manager index results, but toward the end of the Reporting Period, appeared to be catching up. While the U.S. seems to have avoided another recession, it did become clear during the Reporting Period that it will not be a large contributor to global growth given its own stubbornly anemic economic growth. Further, the uncertainty of whether China’s economic slowdown will put the nation into recession or not had a direct impact on the Brazilian economy during the Reporting Period, specifically as it relates to commodity prices. China is Brazil’s largest trading partner and its largest foreign direct investor.

Several domestic factors also influenced Brazil’s equity market during the Reporting Period. First, inflation has been a significant concern in most emerging market economies, Brazil included. Despite the expected global economic slowdown, inflation had yet to show moderation. Second, the Brazilian central bank started a monetary easing cycle, having cut the overnight rate, SELIC, twice during the Reporting Period, taking it from 12.50% to 11.50% in anticipation of worsening global economic conditions. (SELIC is Sistema Especial de Liquidação e Custodia, that is, Special System of Clearance and Custody. SELIC is the Brazilian central bank’s system for performing open market operations in execution of monetary policy. The SELIC rate is the central bank of Brazil’s overnight lending rate, which can be compared to the federal funds rate in the U.S.) Third, the Brazilian real, which is highly correlated to commodity prices, was volatile during the Reporting Period. Fourth, domestic macroeconomic data was less than favorable, with industrial sales in Brazil showing a retraction and retail sales indicating some moderation.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the stocks that detracted most from the Fund’s results relative to the Index were positions in education company Anhanguera Educacional Participacoes, oil and gas exploration and production company OGX Petroleo e Gas Participacoes and laboratory diagnostic company Diagnosticos da America.

PORTFOLIO RESULTS

Anhanguera Educacional Participacoes is Brazil’s leading private, for-profit professional education company. The market expected the company to deliver growth both organically and via acquisitions. However, as a result of the macroeconomic environment, not many deals were being announced, and investors showed their discontent by selling the company’s stock. We maintained the position in the Fund and even added to the position during the sell-off, as we believe management will be able to deliver anticipated growth.

OGX Petroleo e Gas Participacoes has a high beta, or a high degree of volatility in comparison to the equity market as a whole, and struggles in times of economic uncertainty and fears of a commodity correction. We decided to sell out of this name during the Reporting Period, as we believed that the outlook for its prospects was uncertain and that the company had no near-term triggers for better performance.

Shares of Diagnosticos da America declined on rumors that Brazil’s antitrust agency was going to be more rigorous in limiting merger and acquisition activity within the health care sector broadly. As Diagnosticos da America is a consolidation story, the stock suffered on the news even after a favorable ruling allowing the company to integrate its most recent acquisition. We maintained the Fund’s position in the stock, as we believe Diagnosticos da America will not need to expand in the near future and that value is likely to come from extracting synergies via its recent purchases.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the Fund’s best-performing individual stocks relative to the Index were holdings in packaging company Klabin, shopping mall company BR Malls Participacoes and credit card processing company Redecard.

An overweighted position relative to the Index in Klabin contributed most positively to the Fund’s results. Klabin is a high quality packaging company that has been run as a family business for years. Klabin performed well during the Reporting Period, as the markets began to believe that a change in management in 2010 would lead to the unlocking of significant value through aggressive cost cutting programs and capacity expansion. In addition to this potential turnaround, shares of Klabin rose during the Reporting Period on U.S. dollar strength and real weakness, as approximately one-fourth of the company’s revenues are tied to the U.S. dollar.

An overweighted position relative to the Index in BR Malls Participacoes also contributed strongly to the Fund’s results during the Reporting Period. BR Malls Participacoes is the fastest growing company in the shopping malls segment of Brazil’s real estate industry, with several already announced greenfields and brownfields. (Here, greenfield sites are undeveloped land in a city or rural area being considered for development. Brownfield sites are already developed but abandoned or underused commercial facilities available for re-use.) In addition to its potential growth opportunities, the company performed well during the Reporting Period because it benefited from a high inflation environment. Virtually all of its contracts with store owners are hinged to inflation rates.

Shares of Redecard rose during the Reporting Period on secular growth of the company’s credit card processing services, good cash flow generation and high dividend yield. In times of uncertainty, as the Reporting Period certainly was, this defensive stock has historically outperformed, as it is widely considered to have earnings resilience. We sold the Fund’s position in Redecard by the end of the Reporting Period, taking profits.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets and thus all sector weightings are the result of fundamental stock selection.

The biggest detractors from the Fund’s relative results during the Reporting Period were the consumer discretionary, energy and health care sectors, each due primarily to poor stock selection. Having an overweighted allocation to health care, which lagged the Index, also hurt. The sectors that contributed most to the Fund’s performance relative to the Index were materials, financials and information technology, each driven primarily by effective stock selection.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	When global economic uncertainty rose in August 2011, we added more defensive stocks to the Fund’s portfolio — those that we believe had earnings resiliency and that rely primarily on the domestic economy. Such additions included purchases in the utilities sector, such as EDP-Energias do Brasil, and in information technology, such as the already mentioned Redecard. It is important to note that these purchases were made not just as part of a defensive strategy but also based on fundamental factors, including upside potential. Also, when the Brazilian central bank started to ease interest rates, we added to the Fund’s positions in financials and homebuilders, as these industries tend to benefit from a lower interest rate environment. Within financials, we added to the Fund’s positions in Banco Bradesco, Banco do Brasil, Itausa-Investimentos Itau and Itau Unibanco Holding. Among homebuilders, we added to the Fund’s positions in PDG Realty and Direcional Engenharia.

In addition to OGX Petroleo e Gas Participacoes already mentioned, we sold several other commodity-related positions during the Reporting Period, including steel producer Gerdau, oil and gas exploration and production company QGEP Participacoes, diversified minerals producer Vale and integrated oil company Petroleo Brasileiro (Petrobras).

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	When global economic uncertainty rose in August 2011, we sought to shift the Fund’s portfolio to benefit from the domestic story in Brazil, which remained robust, in our view. Given the global scenario and the impact of a commodity sell-off, we reduced the Fund’s positions in materials and energy, with the exception of a few stocks in these sectors that are more driven by local demand. Toward the end of the Reporting Period, as the solution for Europe’s sovereign debt crisis started to unfold and data on the global economy appeared to be less weak, we began shifting back from an underweighted position to a greater allocation than the Index in materials.

Over the course of the Reporting Period as a whole, the Fund’s allocations to consumer discretionary, financials, materials and utilities increased, and its exposures to health care, energy and consumer staples decreased. That said, throughout the Reporting Period, we remained focused on individual stock selection, with sector positioning being a secondary, closely-monitored effect.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in financials, consumer discretionary, materials and health care. On the same date, the Fund had underweighted positions compared to the Index in the consumer staples, energy and utilities sectors and had no weighting at all in the information technology, telecommunication services and industrials sectors.

Q	What is the Fund’s tactical view and strategy going forward?

A	The equity market of Brazil, as was the case for many other emerging equity markets, generated negative returns during the Reporting Period. As discussed earlier, many factors contributed to this poor performance, including inflation concerns and an increasingly uncertain global economic scenario, which resulted in outflows from perceived higher risk asset classes by global investors. At the end of the Reporting Period, however, we maintained our long-term positive view on Brazil’s equity market, as it was trading at what we considered to be a quite attractive price/earnings ratio of 7.8x at October 31, 2011. Still, the near-term view for Brazil’s equity market remained pressured. The primary near-term risks to our view going forward are external — a hard economic landing in China and sustainability of global economic growth being kept in check by the pace of U.S. recovery. On the domestic front in Brazil, we continue to closely monitor activity watching for inflation to start to moderate or for any signs of a significant slowdown in economic growth. At the end of the Reporting Period, we expected Gross Domestic Product (GDP) in Brazil to grow approximately 3.8% for the year 2011.

FUND BASICS

Brazil Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return
April 29, 2011–October 31, 2011	(based on NAV)[1]	MSCI Brazil 10/40 Index[2]

Class A	-22.80%	-14.71%
Class C	-23.10	-14.71
Institutional	-22.60	-14.71
Class IR	-22.70	-14.71

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI Brazil 10/40 Index (net, total return, unhedged, USD) offers a representation of the Brazilian market by targeting all companies with a market capitalization within the top 85% of the Brazilian investable equity universe, subject to a global minimum size requirement. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	Since Inception	Inception Date

Class A	-37.52%	4/29/11
Class C	-34.76	4/29/11
Institutional	-33.80	4/29/11
Class IR	-33.80	4/29/11

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.90%	2.53%
Class C	2.65	3.28
Institutional	1.50	2.13
Class IR	1.65	2.28

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business

Banco do Brasil SA	8.1%	Commercial Banks
Petroleo Brasileiro SA ADR	7.4	Oil, Gas & Consumable Fuels
BM&FBOVESPA SA	5.7	Diversified Financial Services
Vale SA	5.1	Metals & Mining
Banco Bradesco SA ADR	5.1	Commercial Banks
Banco Bradesco SA	5.0	Commercial Banks
Bradespar SA	5.0	Metals & Mining
Itau Unibanco Holding SA ADR	4.9	Commercial Banks
Itausa – Investimentos Itau SA	4.9	Commercial Banks
Companhia de Bebidas das Americas	4.6	Beverages

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information Section of the Schedule of Investments.

GOLDMAN SACHS BRAZIL EQUITY FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on April 29, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI Brazil 10/40 Index (net, total return, unhedged, USD) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Brazil Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 29, 2011 through October 31, 2011.

Cumulative Total Return through October 31, 2011	Since Inception
Class A (Commenced April 29, 2011)
Excluding sales charges	-22.80%
Including sales charges	-27.03%

Class C (Commenced April 29, 2011)
Excluding contingent deferred sales charges	-23.10%
Including contingent deferred sales charges	-23.87%

Institutional (Commenced April 29, 2011)	-22.60%

Class IR (Commenced April 29, 2011)	-22.70%

PORTFOLIO RESULTS

China Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs China Equity Portfolio Management Team discusses the Goldman Sachs China Equity Fund’s (the “Fund”) performance and positioning for the period from its inception on April 29, 2011 through October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -22.40%, -22.70%, -22.20% and -22.30%, respectively. These returns compare to the -16.84% cumulative total return of the Fund’s benchmark, the MSCI China Index (net, total return, unhedged, USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced China’s equity market as a whole during the Reporting Period?

A	China’s offshore equity market, as measured by the Index, underperformed both emerging market peers and developed equity markets broadly, as measured by the MSCI Emerging Markets Index and MSCI EAFE Index, respectively.

Despite continued strong economic growth in China during 2010, with a Gross Domestic Product (GDP) growth rate of 10.3%, investors increasingly focused on the country’s tightening policies implemented during the early part of the Reporting Period. These policies included two reserve requirement ratio hikes of 50 basis points each and one 25 basis point interest rate increase in a bid to control inflation. (Reserve requirement ratio is the liquid assets that a central bank mandates that a commercial bank keep at all times. In some countries, such as China, increasing or decreasing reserve requirement ratios are used to help control the money supply. A basis point is 1/100th of a percentage point.)

During the second half of the Reporting Period, concerns over a global economic slowdown and the European sovereign debt crisis weighed heavily on China’s offshore equity market (as measured by the Index) as they did on equity markets globally. The decline in Chinese equity markets also reflected ongoing uncertainty regarding domestic economic growth and inflation. Keeping inflation in check, preventing run-away property prices and keeping the urban unemployment rate below 5% were key goals of China’s government during 2011. The shadow banking system, private lending, small- and medium-sized enterprise financing difficulties and, perhaps most especially, trust loans to property developers also gained increasing attention from China’s government during the Reporting Period, thus impacting the performance of its equity markets.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the stocks that detracted most from the Fund’s results relative to the Index were positions in meat product manufacturer China Yurun Food, automation equipment company China Automation and telecommunications company China Mobile.

An overweighted position in China Yurun Food, one of the leading meat product manufacturers in China, detracted from the Fund’s results. China Yurun Food announced solid results during the first half of 2011. However, its shares declined during the Reporting Period overall due to a series of negative news releases, including media reports on government subsidies received by the company and the quality of some of its products. Also, shorts placed on the stock put downward pressure on its share price and led to underperformance.

Shares of China Automation, an automation equipment and solutions provider in China, fell in the aftermath of a serious high speed rail accident in China. As the main cause of the accident was a signaling problem with the automation precision technology, the event weighed heavily on the stock prices of virtually all automation signaling providers, including China Automation. In addition, the Chinese government began nationwide high speed rail security checks after the accident, which caused delays in orders to suppliers. The stock also suffered following news that China intended to decrease railway infrastructure spending. The Fund held an overweighted position in China Automation during the Reporting Period.

PORTFOLIO RESULTS

It is also worth noting that the Fund held an underweighted position in China Mobile, the country’s largest mobile telecommunications service provider. Such positioning detracted from the Fund’s relative results, as the company’s shares rallied substantially during the Reporting Period due to its defensive characteristics.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the Fund’s best-performing individual stocks relative to the Index were holdings in liquid milk manufacturer China Mengniu Dairy, telecommunications company China Telecom and footwear retailer Belle International.

China Mengniu Dairy is the nation’s biggest maker of liquid milk. Its stock performed well during the Reporting Period as strong earnings during the first half of 2011 eased investors’ concerns regarding the impact of food safety issues on its results. Also, the dairy industry within China has been consolidating, and China Mengniu Dairy, as a leader in the industry, is expected to benefit from this trend.

China Telecom, the largest fixed line service and third largest mobile telecommunications provider in China, contributed strongly to the Fund’s results as it was widely viewed as a comparatively defensive stock. In addition, the company’s steady market share growth and its rapid increase in 3G (third generation) subscribers garnered positive sentiment for its stock.

Shares of Belle International, a ladies footwear manufacturer and third-party sportswear retailer, performed well during the Reporting Period, as investors favored what they perceived as its defensive characteristics, solid business model and good management.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s relative results during the Reporting Period were the consumer staples, information technology and industrials sectors, each due primarily to poor stock selection. The Fund’s cash position held during the Reporting Period also detracted modestly from its results.

The sectors that contributed most to the Fund’s performance relative to the Index were financials, consumer discretionary and materials. The Fund’s underweighted position in financials on average during the Reporting Period contributed positively to relative results, as the sector declined significantly. Similarly, having an overweighted position in what proved to be a strongly-performing consumer discretionary sector on average during the Reporting Period boosted the Fund’s relative results. The materials sector contributed to the Fund’s performance relative to the Index primarily due to effective stock selection.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in China Petroleum & Chemical (Sinopec), a Chinese company that refines, produces and trades petroleum and petrochemical products such as gasoline, diesel, jet fuel, kerosene, ethylene, synthetic fibers, synthetic rubber, synthetic resins and chemical fertilizers. Also, the company explores for and produces crude oil and natural gas in China. We viewed the company’s refining efficiency as improving and expect this will help its fiscal year 2011 earnings. In addition, we felt there was robust growth opportunity for the company in its other business segments, including chemicals.

We added to the Fund’s position in China Construction Bank because we felt the overhang of its stock price, due to selling pressure from its strategic shareholder Bank of America, had been removed. Also, in the tight liquidity environment in China, we believe that China Construction Bank will likely be among the more defensive banks given its large deposit base and low loan to deposit ratio.

To fund the added position in China Construction Bank, we exited the Fund’s position in Bank of China, the country’s fourth largest bank, as we believed the positive impact of offshore renminbi development had already been priced in to its valuation.

We trimmed the Fund’s position in China Life Insurance because we expect its premium growth to be weak. Also, with policy tightening in the country anticipated to slow China’s economic growth, we believe insurance companies may well be negatively affected along with the broader financials sector.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Throughout the Reporting Period, we remained focused on individual stock selection, with sector positioning being a secondary, closely-monitored effect. That said, there were no notable changes in the Fund’s sector weightings during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in information technology and materials. On the same date, the Fund had underweighted positions compared to the Index in the financials and telecommunication services sectors and had rather neutral positions relative to the Index in energy, industrials, consumer discretionary, consumer staples, utilities and health care.

Q	What is the Fund’s tactical view and strategy going forward?

A	For the remainder of 2011, we believe that the Chinese economy should be on track to achieve high single-digit growth with strong underlying momentum from domestic- focused trends. A tapering off of inflation would help ease input prices. The end of a tightening cycle by the nation’s central bank should lead, in our view, to a steady monetary policy in 2012. Fiscal policy support is anticipated to be sustained via the country’s 12th Five-Year Plan. We expect earnings growth and return on equity to drive stock prices over the next several months.

Over the longer term, we maintained, at the end of the Reporting Period, an even more positive view on China as supported by several factors. First, we believe there will likely be a widening of China’s sources of economic growth from its coastal region, where most of its major cities, such as Beijing, Shanghai, Guangzhou and Shenzhen, are situated, to the hinterland and its smaller cities. Second, we believe its economic growth will be supported by a rise in domestic consumption as disposable income levels increase. Third, an infrastructure build-out, particularly social housing, would give a boost to China’s long-term growth story, in our view. Given this view of China’s economy and as underpinned by strong corporate earnings growth, we believe equity market valuations remained, at the end of the Reporting Period, very attractive. We think that any corrections caused by inflation fears and policy uncertainties should be taken as buying opportunities in China.

Of course, there are macro risks to our view ahead. Prolonged policy inertia can breed economic distortion in corporate profitability. High profile corporate governance allegations can lead to stock price volatility. A contagion effect from global economic weakness also remained a risk.

Going forward, we intend to seek high quality companies with franchise value, resource accessibility, distribution capability and cost competitiveness. We also intend to look for companies that may be the beneficiary of industry consolidation in China.

FUND BASICS

China Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return
April 29, 2011–October 31, 2011	(based on NAV)[1]	MSCI China Index[2]

Class A	-22.40%	-16.84%
Class C	-22.70	-16.84
Institutional	-22.20	-16.84
Class IR	-22.30	-16.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI China index (net, total return, unhedged, USD) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of China. As of May 31, 2011, the MSCI China Index consisted of 141 constituents. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	Since Inception	Inception Date

Class A	-34.97%	4/29/11
Class C	-32.09	4/29/11
Institutional	-31.00	4/29/11
Class IR	-31.10	4/29/11

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.90%	2.31%
Class C	2.65	3.06
Institutional	1.50	1.91
Class IR	1.65	2.06

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business

China Construction Bank Corp. Class H	9.7%	Commercial Banks
China Mobile Ltd.	8.2	Wireless Telecommunication Services
Industrial and Commercial Bank of China Ltd. Class H	7.1	Commercial Banks
PetroChina Co. Ltd. Class H	6.7	Oil, Gas & Consumable Fuels
China Shenhua Energy Co., Ltd. Class H	6.0	Oil, Gas & Consumable Fuels
China Pacific Insurance (Group) Co. Ltd. Class H	5.2	Insurance
China Petroleum and Chemical Corp. (Sinopec) Class H	4.3	Oil, Gas & Consumable Fuels
Belle International Holdings Ltd.	4.1	Specialty Retail
China Minsheng Banking Corp. Ltd. Class H	4.0	Commercial Banks
China Mengniu Dairy Co. Ltd.	3.5	Food Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CHINA EQUITY FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on April 29, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI China Index (net, total return, unhedged, USD), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

China Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 29, 2011 through October 31, 2011.

Cumulative Total Return through October 31, 2011	Since Inception
Class A (Commenced April 29, 2011)
Excluding sales charges	-22.40%
Including sales charges	-26.65%

Class C (Commenced April 29, 2011)
Excluding contingent deferred sales charges	-22.70%
Including contingent deferred sales charges	-23.47%

Institutional (Commenced April 29, 2011)	-22.20%

Class IR (Commenced April 29, 2011)	-22.30%

PORTFOLIO RESULTS

India Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs India Equity Portfolio Management Team discusses the Goldman Sachs India Equity Fund’s (the “Fund”) performance and positioning for the period from its inception on June 30, 2011 through October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -12.80%, -13.00%, -12.60% and -12.70%, respectively. These returns compare to the -13.62% cumulative total return of the Fund’s benchmark, the MSCI India IMI Index (net, total return, unhedged, USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced India’s equity market as a whole during the Reporting Period?

A	India’s equity market declined during the Reporting Period, primarily reflecting lingering concerns over high inflation, numerous interest rate increases, reduced economic growth expectations and headline-making corruption scandals. More specifically, during the third calendar quarter, India’s government revised down its economic growth forecast for the year 2011 from 9% to 8.2%, and purchasing manager index data showed that manufacturing growth had slowed significantly in July. In addition, persistently high inflation — which was reported to be 10.1% in September (latest data available) — continued to create uncertainty over the direction of interest rates. Meanwhile, a series of political, bureaucratic, corporate and individual corruption scandals in the nation have damaged investor confidence. All that said, India’s economy is a relatively domestically-focused one, such that it is likely to be less impacted by a global economic downturn than more export-oriented economies.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the Fund’s best-performing individual stocks relative to the Index were holdings in credit rating agency CRISIL, computer services company Cognizant Technology Solutions and mining company Gujarat Mineral Development.

In the financials sector, CRISIL was a top contributor to the Fund’s results, generating strong positive returns on reports of strong growth — specifically, 19% year over year in the June 2011 quarter — in its rating business.

Cognizant Technology Solutions is among the fastest growing information technology outsourcing services companies, a beneficiary of the long-term global delivery theme. The company’s last reported quarterly results during the Reporting Period were strong. Further, commentary from management during the Reporting Period helped underpin the bullish demand scenario for its services, which bodes well, in our view, for the company’s medium-term prospects.

Gujarat Mineral Development also contributed strongly to the Fund’s results during the Reporting Period. Its shares rose, as the mining company had benefited from lignite price hikes of 6% on average at its three mines as of July 1, 2011. This, along with good production data at its lignite mines, led to strong earnings visibility. (Lignite, often referred to as brown coal, is used almost exclusively as a fuel for steam-electric power generation.)

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the stocks that detracted most from the Fund’s results relative to the Index were positions in refiner Reliance Industries, state controlled coal miner Coal India and information technology services provider Infosys.

PORTFOLIO RESULTS

Reliance Industries manufactures petrochemicals, synthetic fibers, fiber intermediates, textiles, blended yarn and polyester staple fiber. The company also owns a petroleum refinery that produces a wide range of products such as gasoline, superior kerosene oil and liquefied petroleum gas. The company generated negative returns during the Reporting Period mainly due to continued negative news flow related both to the shortfall in gas production from KG-D6, an area of offshore oil and gas fields, and to potential regulatory headwinds.

Coal India’s shares declined significantly during the Reporting Period on a series of events. First, India’s cabinet approved an MMDR (Mines and Minerals Development and Regulatory) bill that requires coal mining companies to share 26% of their 2010 mining profits for development of affected areas and people. Second, heavy rains impacted coal production and dispatch for the third calendar quarter. Third, non-executive wage hike negotiations were being carried out with local mining unions, serving as an overhang on Coal India’s stock.

Infosys, which provides information technology consulting and software services, including e-business, program management and supply chain solutions, was a major detractor from the Fund’s performance during the Reporting Period, because the Fund had an underweighted position in this strongly-performing stock.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the Index were materials, financials and information technology, each due primarily to strong stock selection.

The biggest detractors from the Fund’s relative results during the Reporting Period were the energy, consumer staples and consumer discretionary sectors. Poor stock selection was the primary driver in energy and consumer discretionary, while having an underweighted position in the comparatively stronger consumer staples sector detracted from the Fund’s relative results during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a position in Tata Consultancy Services primarily to reduce the Fund’s underweighted position in the information technology services industry. Also, considering the strong revenue and operating earnings growth momentum the company has experienced, we felt that its valuation had become attractive to provide a good entry point to the company’s stock. Tata Consultancy Services, a division of Tata Sons Limited, is a global information technology services organization that provides a comprehensive range of information technology services to its clients in diverse industries.

We established a Fund position in IndusInd Bank. The commercial bank has no project exposure and its retail book was performing extremely well in our view. Also, its return on assets had improved significantly over the last three years and, we believe, is likely to continue. Further, IndusInd Bank has been expanding its loan book at above the industry growth rate, and we consider it to be well positioned to grow market share going forward.

We eliminated the Fund’s position in Sun Pharmaceutical Industries based on its valuation. We trimmed the Fund’s position in Tata Motors, as, in our view, the economic slowdown in India is likely to moderate commercial vehicle demand. In particular, uncertainties regarding the global economy may lead to slower demand for Jaguar Land Rover vehicles.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Throughout the Reporting Period, we remained focused on individual stock selection, with sector positioning being a secondary, closely-monitored effect. That said, there were no notable changes in the Fund’s sector weightings during the Reporting Period.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in the consumer discretionary, industrials, financials, information technology and materials sectors. On the same date, the Fund had underweighted positions compared to the Index in the utilities, health care, consumer staples and energy sectors and had no weighting at all in the telecommunication services sector.

Q	What is the Fund’s tactical view and strategy going forward?

A	At the end of the Reporting Period, we continued to believe that India is one of the most salient, or strikingly prominent, developing market investment opportunities. In our view, India is one of the fastest growing economies in the world, driven by favorable demographics, rapidly rising incomes and consumption, and significant spending on transformational infrastructure. In addition, in our view, Indian companies overall remain healthy, with high levels of profitability, amongst the highest returns on capital in the world and low levels of leverage.

FUND BASICS

India Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return
June 30, 2011–October 31, 2011	(based on NAV)[1]	MSCI India IMI Index[2]

Class A	-12.80%	-13.62%
Class C	-13.00	-13.62
Institutional	-12.60	-13.62
Class IR	-12.70	-13.62

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI India IMI Index (net, total return, unhedged, USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance of India. The IMI (Investable Market Indices) include large, mid cap, small cap and micro cap segments and provide exhaustive coverage of these segments. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	Since Inception	Inception Date

Class A	-22.31%	6/30/11
Class C	-18.72	6/30/11
Institutional	-17.70	6/30/11
Class IR	-17.70	6/30/11

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.90%	3.01%
Class C	2.65	3.76
Institutional	1.50	2.61
Class IR	1.65	2.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least June 30, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business

HDFC Bank Ltd.	6.2%	Commercial Banks
Tata Consultancy Services Ltd.	5.0	IT Services
Infosys Ltd.	3.7	IT Services
Cognizant Technology Solutions Corp. Class A	3.4	IT Services
Federal Bank Ltd.	3.2	Commercial Banks
Gujarat Mineral Development Corp. Ltd.	3.1	Metals & Mining
IndusInd Bank Ltd.	3.1	Commercial Banks
Yes Bank Ltd.	2.9	Commercial Banks
ICICI Bank Ltd.	2.7	Commercial Banks
Hero Motocorp Ltd.	2.5	Automobiles

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Korea Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Korea Equity Portfolio Management Team discusses the Goldman Sachs Korea Equity Fund’s (the “Fund”) performance and positioning for the period from its inception on May 31, 2011 through October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of -3.80%, -4.10%, -3.70% and -3.70%, respectively. These returns compare to the -13.23% cumulative total return of the Fund’s benchmark, the Korea Composite Stock Price Index (unhedged, USD) (the “Index”), during the same time period.

Q	What economic and market factors most influenced Korea’s equity market as a whole during the Reporting Period?

A	During the Reporting Period, evidence of a slowdown in the global economy and its impact on South Korea weighed on the country’s export and cyclically-oriented equity market. Exports were down in August versus July, while HSBC’s purchasing managers index showed its first contraction in ten months. Third calendar quarter Gross Domestic Product (GDP) reports were disappointing. Despite weakening GDP and export trends, South Korea was one of the best performing equity markets in the region, as the slower economic growth environment dampened inflation pressure. Indeed, inflation in South Korea reached a ten-month low of 3.9% in October, enabling its central bank to hold interest rates steady.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the Fund’s best-performing individual stocks relative to the Index were holdings in flat panel display equipment manufacturer Innovation for Creative Devices, apparel and accessories wholesale distributor Shinsegae International and tool manufacturer Y G-1. None of these companies were components of the Index, and thus their strong share price gains boosted the Fund’s relative results.

Innovation for Creative Devices generated impressive double-digit share price gains during the Reporting Period, contributing strongly to the Fund’s relative results. The flat panel display equipment manufacturer has a dominant market position in the dry etcher equipment industry for AMOLED (active-matrix organic light-emitting diode) panels produced by Samsung Mobile Display. We established the Fund’s position in the company through its initial public offering, and the stock rallied significantly as its listing price was at a considerable discount to its peers.

Shinsegae International, which distributes Armani, Diesel and Coach brands throughout South Korea, was another strong contributor to the Fund’s relative results during the Reporting Period. The company’s stock surged strongly after its initial public offering, given Korean consumers’ trend over the last several months toward luxury goods. Shinsegae International also benefited from being the only exchange-listed brand distributor and from being an affiliate of Shinsegae, one of the largest retailers in South Korea.

The Fund sold its positions in Innovation for Creative Devices and Shinsegae International by the end of the Reporting Period, taking profits in each.

Y G-1 also contributed positively to the Fund’s performance during the Reporting Period. Y G-1, a manufacturer of end mill, drill and cutting tools, outperformed as its earnings momentum improved following a strong increase in new orders for cutting tools. Furthermore, there was an increased expectation that the company will be able to deliver strong operating margin improvements during the second half of 2011 based on an increase in average selling price early in the third calendar quarter.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the stocks that detracted most from the Fund’s results relative to the Index were positions in electronic equipment manufacturer Samsung Electronics, copper foil manufacturer Iljin Materials and casino operator Grand Korea Leisure.

PORTFOLIO RESULTS

Samsung Electronics was the top detractor from the Fund’s results during the Reporting Period because the Fund held an underweight position in what proved to be an outperforming stock. Samsung Electronics outperformed the Index due primarily to significant market share gain in the smart phone industry via its flagship model, Galaxy S2. The company also benefited from better earnings visibility than other pure technology companies because of its strong market position and cost competitiveness.

Shares of Iljin Materials, one of the largest global manufacturers of copper foil used for printed circuit board and Li-ion rechargeable batteries, tumbled during the Reporting Period and thus detracted from the Fund’s relative performance. The share price declined because the company’s overall utilization rate was lower than expected given weak demand from printed circuit board companies. We sold the Fund’s position in Iljin Materials by the end of the Reporting Period.

Grand Korea Leisure, which operates casinos in South Korea, underperformed during the Reporting Period. The Korean government is expected to grant permission for a new casino near Inchon Airport, which may increase competition within the industry. In addition, the company’s new CEO’s credit policy has turned VIPs, i.e. major players, back to Macau and other areas, potentially affecting Grand Korea Leisure’s revenues and earnings.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the Index were consumer discretionary, information technology and materials, each due primarily to strong stock selection. The Fund’s cash position held during the Reporting Period also contributed to its results.

The biggest detractors from the Fund’s relative results were the financials and telecommunication services sectors. In financials, poor stock selection was the primary driver of underperformance. Having an underweighted position in the comparatively stronger telecommunication services sector detracted from the Fund’s relative results during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in Internet web portal services provider NHN because its mobile search ads have doubled every quarter over the last few quarters. In addition, its existing online search ad business demonstrated resilient growth as the trend away from traditional media ads continued.

We initiated a Fund position in Green Cross, a manufacturer of household medical drugs with the largest flu vaccine manufacturing capacity in South Korea. We believe the company is well positioned for success in overseas markets in light of the World Health Organization’s prequalification approval of its flu vaccine and the recent approval from the U.S. Food and Drug Administration to commence Phase III clinical trials for intravenous immunoglobulin.

In addition to the sale of Iljin Materials, mentioned above, we gradually trimmed the Fund’s position in chemicals company Foosung down to a complete elimination because after revisiting our analysis and checking with the company’s competitors and supply chains, we came to believe its sales forecast would not be achieved.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Throughout the Reporting Period, we remained focused on individual stock selection, with sector positioning being a secondary, closely-monitored effect. That said, there were no notable changes in the Fund’s sector weightings during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in information technology, consumer discretionary and energy. On the same date, the Fund had underweighted positions compared to the Index in the industrials, financials, materials, consumer staples and telecommunication services sectors, with no weighting at all in utilities.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy going forward?

A	At the end of the Reporting Period, it continued to be our view that a bright macroeconomic outlook underpins growth prospects for South Korean companies and that catalysts are in place to drive strong returns in Korean equities. More specifically, the South Korean economy is poised to join the ranks of the wealthiest nations by 2050. Strong market share in exports to the rapidly growing BRIC (Brazil, Russia, India and China) and other emerging markets will continue to be a significant driver of growth, in our view. Also, many South Korean companies already are or are becoming global leaders. A number of companies have successfully transformed from low cost producers to global leaders through a combination of strategic marketing, increased research and development and an export advantage to the growth markets. At the end of October, the Korean equity market was offering strong corporate fundamentals at what we considered to be attractive valuations. We believe that strong balance sheets and improving profitability of Korean companies was being valued below historical averages and regional peers.

All that said, during the remaining months of 2011, we believe there may be short-term headwinds given global macroeconomic events that may hinder the recovery of developed economies. South Korea is, after all, relatively dependent on and more leveraged to the global economy than most peers in the region. However, with the Korean equity market trading at what we consider to be attractive valuations, we believe it remains compelling for longer-term investors who have been looking for an opportunity to gain or increase exposure to its potential upside. We maintain a particularly constructive view on domestic-oriented consumer names, as we believe these companies are most likely to benefit from strength in the Korean won, solid wage growth and structural changes toward trading-up by consumers.

FUND BASICS

Korea Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Korea Composite
May 31, 2011–October 31, 2011	(based on NAV)[1]	Stock Price Index[2]

Class A	-3.80%	-13.23%
Class C	-4.10	-13.23
Institutional	-3.70	-13.23
Class IR	-3.70	-13.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Korea Composite Stock Price Index (unhedged, USD) (KOSPI) is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The KOSPI is a price-only index (i.e., its return does not take into account the dividends paid by its constituents). It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	Since Inception	Inception Date

Class A	-19.57%	5/31/11
Class C	-15.95	5/31/11
Institutional	-14.80	5/31/11
Class IR	-14.80	5/31/11

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.90%	2.90%
Class C	2.65	3.65
Institutional	1.50	2.50
Class IR	1.65	2.65

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Total
Holding	Net Assets	Line of Business

Samsung Electronics Co. Ltd.	11.3%	Semiconductors & Semiconductor Equipment
Hyundai Motor Co.	5.3	Automobiles
Hyundai Mobis	4.0	Auto Components
Kia Motors Corp.	3.8	Automobiles
Hyundai Heavy Industries Co. Ltd.	3.1	Machinery
S-Oil Corp.	3.0	Oil, Gas & Consumable Fuels
Hynix Semiconductor, Inc.	2.9	Semiconductors & Semiconductor Equipment
KB Financial Group, Inc.	2.8	Commercial Banks
Y G-1 Co. Ltd.	2.8	Machinery
Samsung Fire & Marine Insurance Co. Ltd.	2.6	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS BRAZIL EQUITY FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 71.6%
Auto Components – 2.5%
8,961	Autometal SA	$73,020

Commercial Banks – 18.1%
8,033	Banco Bradesco SA ADR	146,200
15,491	Banco do Brasil SA	233,694
7,467	Itau Unibanco Holding SA ADR	142,769

		522,663

Diversified Consumer Services – 3.9%
7,549	Anhanguera Educacional Participacoes SA	111,024

Diversified Financial Services – 5.7%
27,791	BM&FBOVESPA SA	165,919

Electric Utilities – 3.5%
4,669	EDP — Energias do Brasil SA	100,622

Health Care Providers & Services – 5.9%
9,611	Amil Participacoes SA	97,238
9,113	Diagnosticos da America SA	72,454

		169,692

Household Durables – 4.5%
29,444	PDG Realty SA Empreendimentos e Participacoes	129,826

Metals & Mining – 9.5%
5,833	Vale SA	148,505
4,970	Vale SA ADR	126,287

		274,792

Multiline Retail* – 3.4%
12,909	Magazine Luiza SA	99,251

Oil, Gas & Consumable Fuels – 7.4%
7,898	Petroleo Brasileiro SA ADR	213,325

Real Estate Management & Development – 7.2%
12,076	BR Malls Participacoes SA	130,477
15,035	Direcional Engenharia SA	78,816

		209,293

TOTAL COMMON STOCKS
(Cost $2,240,890)		$2,069,427

Preferred Stocks – 31.0%
Beverages – 4.6%
3,946	Companhia de Bebidas das Americas	$131,813

Chemicals – 4.4%
14,392	Braskem SA Class A	128,257

Commercial Banks – 9.9%
8,040	Banco Bradesco SA	145,407
22,699	Itausa — Investimentos Itau SA	142,129

		287,536

Containers & Packaging – 3.7%
28,966	Klabin SA	106,628

Metals & Mining – 8.4%
7,021	Bradespar SA	143,131
7,973	Gerdau SA	71,750
3,947	Usinas Siderurgicas de Minas Gerais SA Class A	27,128

		242,009

TOTAL PREFERRED STOCKS
(Cost $921,809)		$896,243

TOTAL INVESTMENTS – 102.6%
(Cost $3,162,699)		$2,965,670

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.6)%		(74,847)

NET ASSETS – 100.0%		$2,890,823

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Currency Abbreviation:
BRL	—	Brazilian Real

Investment Abbreviation:
ADR	—	American Depositary Receipt

26          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRAZIL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2011, the Fund had outstanding forward foreign currency exchange contracts to purchase foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

State Street Bank	BRL/USD	11/01/11	$108,311	$(602)
	BRL/USD	11/03/11	700,340	(8,046)

TOTAL				$(8,648)

The accompanying notes are an integral part of these financial statements.          27

GOLDMAN SACHS CHINA EQUITY FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 101.0%
Auto Components – 2.0%
110,000	Minth Group Ltd.	$114,132

Chemicals – 2.2%
160,000	China Bluechemical Ltd. Class H	125,381

Commercial Banks – 20.8%
749,000	China Construction Bank Corp. Class H	550,317
277,500	China Minsheng Banking Corp. Ltd. Class H	226,056
640,000	Industrial and Commercial Bank of China Ltd. Class H	399,656

		1,176,029

Communications Equipment – 3.6%
18,000	AAC Technology Holdings, Inc.	41,202
57,400	ZTE Corp. Class H	162,936

		204,138

Construction Materials – 3.0%
188,000	China Glass Holdings Ltd.	35,074
170,000	China Resources Cement Holdings Ltd.	134,897

		169,971

Diversified Telecommunication Services – 2.9%
266,000	China Telecom Corp. Ltd. Class H	164,230

Electrical Equipment – 2.1%
38,000	Dongfang Electric Corp. Ltd. Class H	116,784

Electronic Equipment, Instruments & Components – 3.2%
87,000	Digital China Holdings Ltd.	135,954
5,136	Hollysys Automation Technologies Ltd.*	44,683

		180,637

Food Products – 5.8%
62,000	China Mengniu Dairy Co. Ltd.	197,563
75,000	China Yurun Food Group Ltd.	130,177

		327,740

Independent Power Producers & Energy Traders – 2.4%
166,000	China Longyuan Power Group Corp. Class H	137,851

Insurance – 5.6%
9,000	China Life Insurance Co. Ltd.	23,269
95,000	China Pacific Insurance (Group) Co. Ltd. Class H	291,525

		314,794

Internet Software & Services – 2.5%
6,000	Tencent Holdings Ltd.	138,765

Machinery – 5.2%
145,000	China Automation Group Ltd.	50,337
116,000	Haitian International Holdings Ltd.	103,065
316,000	Lonking Holdings Ltd.	124,245
9,400	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	13,600

		291,247

Metals & Mining – 2.6%
62,000	Fushan International Energy Group Ltd.	25,498
51,000	Jiangxi Copper Co. Ltd. Class H	123,275

		148,773

Oil, Gas & Consumable Fuels – 20.3%
258,000	China Petroleum & Chemical Corp. (Sinopec) Class H	243,998
74,000	China Shenhua Energy Co., Ltd. Class H	338,535
73,000	CNOOC Ltd.	137,996
290,000	PetroChina Co. Ltd. Class H	376,476
20,000	Yanzhou Coal Mining Co. Ltd. Class H	49,506

		1,146,511

Pharmaceuticals – 1.0%
82,000	Guangzhou Pharmaceutical Co. Ltd. Class H	57,424

Real Estate Management & Development – 3.5%
74,000	China Overseas Land & Investment Ltd.	136,929
42,000	China Resources Land Ltd.	61,475

		198,404

Specialty Retail – 4.1%
118,000	Belle International Holdings Ltd.	231,425

Wireless Telecommunication Services – 8.2%
49,000	China Mobile Ltd.	465,713

TOTAL COMMON STOCKS
(Cost $6,448,943)		$5,709,949

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(a) – 3.5%
Joint Repurchase Agreement Account II
$200,000	0.121%	11/01/11	$200,000
(Cost $200,000)

TOTAL INVESTMENTS – 104.5%
(Cost $6,648,943)			$5,909,949

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.5)%			(256,859)

NET ASSETS – 100.0%			$5,653,090

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on October 31, 2011. Additional information appears on page 34.

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS INDIA EQUITY FUND

Consolidated Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 76.0%
Auto Components – 3.3%
3,871	Amtek Auto Ltd.	$10,088
545	Bosch Ltd.	77,512
11,705	Exide Industries Ltd.	29,014
2,713	Motherson Sumi Systems Ltd.	10,380

		126,994

Automobiles – 3.5%
2,111	Hero Motocorp Ltd.	94,129
18,380	Tata Motors Ltd. Class A	40,164

		134,293

Beverages* – 0.2%
707	United Breweries Ltd.	6,019

Chemicals – 4.3%
2,589	Akzo Nobel India Ltd.	43,930
226	Asian Paints Ltd.	14,641
9,312	EID Parry India Ltd.	42,362
1,173	Grasim Industries Ltd.	62,193

		163,126

Commercial Banks – 18.9%
14,273	Federal Bank Ltd.	121,050
23,558	HDFC Bank Ltd.	234,870
5,488	ICICI Bank Ltd.	103,466
19,327	IndusInd Bank Ltd.	117,792
4,267	ING Vysya Bank Ltd.	30,217
17,370	Yes Bank Ltd.	111,277

		718,672

Construction & Engineering* – 0.1%
10,359	Lanco Infratech Ltd.	3,457

Construction Materials – 0.4%
5,672	Orient Paper & Industries Ltd.	6,983
8,638	Prism Cement Ltd.	7,762

		14,745

Consumer Finance – 2.2%
1,831	Mahindra & Mahindra Financial Services Ltd.	25,169
15,122	Muthoot Finance Ltd.*	56,820

		81,989

Diversified Consumer Services* – 0.1%
840	Career Point Infosystems Ltd.	4,739

Diversified Financial Services – 1.6%
2,610	Crisil Ltd.	47,123
820	ICRA Ltd.	15,082

		62,205

Electrical Equipment – 1.3%
11,858	Amara Raja Batteries Ltd.	49,305

Food Products – 2.0%
271	Glaxo SmithKline Consumer Healthcare Ltd.	13,115
2,578	Gokul Refoils & Solvent Ltd.	4,912
11,293	McLeod Russel India Ltd.	59,298

		77,325

Gas Utilities – 2.4%
10,889	Indraprastha Gas Ltd.	92,869

Hotels, Restaurants & Leisure – 0.6%
1,134	Jubilant Foodworks Ltd.*	18,682
589	Mahindra Holidays & Resorts India Ltd.	4,107

		22,789

Industrial Conglomerates – 0.5%
1,126	Siemens India Ltd.	19,703

IT Services – 12.1%
1,809	Cognizant Technology Solutions Corp. Class A*	131,605
2,400	Infosys Ltd.	140,401
8,295	Tata Consultancy Services Ltd.	188,635

		460,641

Life Sciences Tools & Services – 0.6%
1,547	Divi’s Laboratories Ltd.	24,414

Machinery – 4.7%
569	AIA Engineering Ltd.	3,612
1,526	Cummins India Ltd.	12,446
6,704	Elgi Equipments Ltd.	9,586
496	FAG Bearings (India) Ltd.	13,120
3,113	SKF India Ltd.	42,088
7,333	Thermax India Ltd.	69,480
6,248	Timken India Ltd.*	28,237

		178,569

Media – 0.7%
4,960	D.B. Corp. Ltd.	22,411
934	Entertainment Network India Ltd.*	4,874

		27,285

Metals & Mining – 5.1%
33,167	Gujarat Mineral Development Corp. Ltd.	119,150
720	Maharashtra Seamless Ltd.	4,978
7,086	Tata Steel Ltd.	69,757

		193,885

Oil, Gas & Consumable Fuels – 2.7%
7,714	Coal India Ltd.	52,311
2,726	Reliance Industries Ltd.	48,804

		101,115

Pharmaceuticals – 1.7%
606	Cadila Healthcare Ltd.	9,503
580	GlaxosmithKline Pharmaceuticals Ltd.	24,454
3,322	Wockhardt Ltd.*	30,175

		64,132

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INDIA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Professional Services – 0.6%
1,527	eClerx Services Ltd.	$23,457

Real Estate Management & Development – 1.8%
7,460	Indiabulls Real Estate Ltd.	11,412
11,694	Nitesh Estates Ltd.	4,297
16,364	Prestige Estates Projects Ltd.	32,761
3,710	Sobha Developers Ltd.	19,183

		67,653

Software – 2.8%
4,237	NIIT Technologies Ltd.	19,981
2,004	Oracle Financial Services Software Ltd.*	86,576

		106,557

Textiles, Apparel & Luxury Goods – 1.7%
303	Page Industries Ltd.	15,763
11,300	Titan Industries Ltd.	50,167

		65,930

Water Utilities – 0.1%
562	VA Tech Wabag Ltd.	4,046

TOTAL INVESTMENTS – 76.0%
(Cost $3,111,580)		$2,895,914

OTHER ASSETS IN EXCESS OF LIABILITIES – 24.0%		912,323

NET ASSETS – 100.0%		$3,808,237

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

SGX S&P CNX Nifty Index	101	November 2011	$1,080,094	$5,713

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS KOREA EQUITY FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 98.7%
Aerospace & Defense* – 0.5%
500	Korea Aerospace Industries Ltd.	$16,874

Auto Components – 7.0%
1,610	Hankook Tire Co. Ltd.	64,262
485	Hyundai Mobis	138,803
2,370	Nexen Tire Corp.	39,913

		242,978

Automobiles – 9.1%
927	Hyundai Motor Co.	186,687
2,060	Kia Motors Corp.	132,071

		318,758

Capital Markets – 0.6%
400	Samsung Securities Co. Ltd.	20,669

Chemicals – 2.7%
100	Honam Petrochemical Corp.	27,280
211	LG Chem Ltd.	68,087

		95,367

Commercial Banks – 5.4%
1,080	BS Financial Group, Inc.*	11,887
1,790	Industrial Bank of Korea	23,500
2,520	KB Financial Group, Inc.	97,629
1,440	Shinhan Financial Group Co. Ltd.	57,365

		190,381

Construction & Engineering – 2.8%
591	Doosan Heavy Industries and Construction Co. Ltd.	31,414
1,990	Hyundai Development Co.	41,096
123	Samsung Engineering Co. Ltd.	25,123

		97,633

Construction Materials – 0.8%
760	Hanil Cement Co. Ltd.	29,043

Containers & Packaging – 0.1%
78	Lock & Lock Co. Ltd.	2,479

Diversified Telecommunication Services* – 0.5%
5,409	SK Broadband Co. Ltd.	19,042

Electronic Equipment, Instruments & Components – 5.3%
1,290	Daeduck Electronics Co. Ltd.	12,490
1,010	Digitech Systems Co. Ltd.*	12,115
1,660	Interflex Co. Ltd.	46,172
1,770	LG Display Co. Ltd.	35,939
932	Partron Co. Ltd.	10,825
390	Samsung SDI Co. Ltd.	46,979
470	SFA Engineering Corp.	21,646

		186,166

Food Products – 0.9%
112	CJ CheilJedang Corp.	30,908

Hotels, Restaurants & Leisure – 2.6%
3,100	Grand Korea Leisure Co. Ltd.	55,225
1,090	Hotel Shilla Co. Ltd.	36,674

		91,899

Household Durables – 1.8%
2,300	Hanssem Co. Ltd.	46,334
237	LG Electronics, Inc.	15,690

		62,024

Industrial Conglomerates – 1.9%
620	LG Corp.	36,285
223	SK Holdings Co. Ltd.	29,687

		65,972

Insurance – 5.6%
1,840	Hyundai Marine & Fire Insurance Co. Ltd.	53,279
2,720	Korean Reinsurance Co.	36,582
730	LIG Insurance Co. Ltd.	15,540
431	Samsung Fire & Marine Insurance Co. Ltd.	91,646

		197,047

Internet & Catalog Retail – 1.2%
158	CJ O Shopping Co. Ltd.	42,220

Internet Software & Services – 3.9%
370	NHN Corp.*	77,190
3,920	SBS Contents Hub Co. Ltd.	60,676

		137,866

Machinery – 7.2%
410	Hyundai Heavy Industries Co. Ltd.	109,537
1,440	Samsung Heavy Industries Co. Ltd.	43,932
7,002	Y G-1 Co. Ltd.	97,000

		250,469

Media – 3.7%
4,100	Cheil Worldwide, Inc.	67,134
940	CJ CGV Co. Ltd.	21,683
4,816	Jcontentree Corp.*	24,581
580	KT Skylife Co. Ltd.*	15,361

		128,759

Metals & Mining – 5.2%
551	Hyundai Steel Co.	50,000
60	Korea Zinc Co. Ltd.	17,586
165	POSCO	57,171
330	POSCO Chemtech Co. Ltd.	56,443

		181,200

Oil, Gas & Consumable Fuels – 4.6%
940	GS Holdings	54,145
1,010	S-Oil Corp.	104,811

		158,956

Pharmaceuticals – 1.9%
424	Green Cross Corp.	65,557

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS KOREA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – 17.1%
1,327	Duksan Hi-Metal Co., Ltd.*	$29,911
3,942	ELK Corp.	46,813
4,960	Hynix Semiconductor, Inc.	100,377
489	Melfas, Inc.	11,769
460	Samsung Electronics Co. Ltd.	395,996
510	Silicon Works Co. Ltd.	12,689
44	Tera Semicon Co. Ltd.*	536

		598,091

Software – 2.8%
819	JCEntertainment, Corp.	27,430
220	NCsoft Corp.	69,162

		96,592

Specialty Retail* – 1.5%
676	Himart Co., Ltd.	51,789

Trading Companies & Distributors – 2.0%
1,150	Samsung C&T Corp.	71,104

TOTAL COMMON STOCKS
(Cost $3,450,840)		$3,449,843

Preferred Stock – 0.3%
Automobiles – 0.3%
140	Hyundai Motor Co.	$9,375
(Cost $9,981)

		Expiration
Units	Description	Month	Value

Right* – 0.0%
Capital Markets – 0.0%
34	Samsung Securities Co. Ltd.	11/11	$318
(Cost $0)

TOTAL INVESTMENTS – 99.0%
(Cost $3,460,821)			$3,459,536

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%			36,265

NET ASSETS – 100.0%			$3,495,801

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Schedule of Investments
October 31, 2011

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2011, the China Equity Fund had an undivided interest in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2011, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value

$200,000	$200,001	$204,542

REPURCHASE AGREEMENTS — At October 31, 2011, the Principal Amounts of the China Equity Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amounts

Barclays Capital, Inc.	0.120%	$18,982

BNP Paribas Securities Co.	0.120	53,714

Credit Suisse Securities LLC	0.080	5,498

Deutsche Bank Securities, Inc.	0.120	21,147

JPMorgan Securities	0.120	42,294

UBS Securities LLC	0.120	11,842

Wells Fargo Securities LLC	0.130	46,523

TOTAL		$200,000

At October 31, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Mortgage Corp.	3.500 to 8.000%	11/01/11 to 11/01/41

Federal National Mortgage Association	3.000 to 8.000	11/01/11 to 09/01/51

Government National Mortgage Association	4.000 to 5.000	09/15/39 to 10/20/41

U.S. Treasury Notes	1.125 to 4.250	12/15/11 to 10/31/14

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statements of Assets and Liabilities
October 31, 2011

	Brazil Equity	China Equity	India Equity	Korea Equity
	Fund	Fund	Fund(a)	Fund
Assets:

Investments, at value (cost $3,162,699, $6,648,943, $3,111,580 and $3,460,821)	$2,965,670	$5,909,949	$2,895,914	$3,459,536
Cash	3,852	2,302	3,359	84,147
Foreign currencies, at value (cost $995, $1,254, $347,738 and $0)	969	1,253	351,048	—
Receivables:
Fund shares sold	1,000,005	—	1,000,000	1,000,000
Investments sold	105,199	43,450	69,231	26,198
Dividends and interest	5,008	—	—	—
Futures-variation margin(b)	—	—	69,438	—
Reimbursement from investment adviser	—	—	101,069	49,709
Deferred offering costs	124,494	128,272	189,172	106,812

Total assets	4,205,197	6,085,226	4,679,231	4,726,402

Liabilities:

Payables:
Investments purchased	1,092,281	213,132	338,527	993,592
Futures-variation margin	—	—	55,194	—
Amounts owed to affiliates	42,139	47,402	4,703	2,301
Unrealized loss on forward foreign currency exchange contracts	8,648	—	—	—
Accrued expenses and other liabilities	171,306	171,602	472,570	234,708

Total liabilities	1,314,374	432,136	870,994	1,230,601

Net Assets:

Paid-in capital	3,533,611	6,812,205	4,111,190	3,655,436
Undistributed net investment income	7,507	43,620	—	—
Accumulated net realized loss	(456,696)	(463,741)	(96,303)	(157,538)
Net unrealized loss	(193,599)	(738,994)	(206,650)	(2,097)

NET ASSETS	$2,890,823	$5,653,090	$3,808,237	$3,495,801

Net Assets:
Class A	$8,553	$8,577	$8,691	$10,633
Class C	7,679	7,734	8,669	9,579
Institutional	2,866,871	5,629,005	3,782,178	3,465,970
Class IR	7,720	7,774	8,699	9,619

Total Net Assets	$2,890,823	$5,653,090	$3,808,237	$3,495,801

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	1,110	1,105	1,000	1,106
Class C	1,000	1,000	1,000	1,000
Institutional	371,545	723,339	434,456	360,107
Class IR	1,000	1,000	1,000	1,000

Net asset value, offering and redemption price per share:(c)
Class A	$7.71	$7.76	$8.69	$9.61
Class C	7.68	7.73	8.67	9.58
Institutional	7.72	7.78	8.71	9.62
Class IR	7.72	7.77	8.70	9.62

(a)	Statement of Assets and Liabilities for India Equity Fund is consolidated and includes the balances of Goldman Sachs Mauritius India Equity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Represents restricted cash for India Equity Fund relating to initial margin requirements and collateral on futures transactions.
(c)	Maximum public offering price per share for Class A Shares of the Brazil Equity, China Equity, India Equity and Korea Equity Funds is $8.16, $8.21, $9.20 and $10.17, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statements of Operations
For the Period Ended October 31, 2011

	Brazil Equity	China Equity	India Equity	Korea Equity
	Fund(a)	Fund(a)	Fund(b)(c)	Fund(d)

Investment income:

Dividends (net of foreign withholding taxes of $1,437, $6,016, $442 and $145)	$24,707	$75,667	$14,362	$735
Interest	7	25	—	22

Total investment income	24,714	75,692	14,362	757

Expenses:

Amortization of offering costs	79,632	79,716	56,240	65,107
Professional fees	57,559	54,645	100,377	57,464
Custody and accounting fees	42,220	38,791	47,853	106,933
Printing and mailing costs	17,199	22,523	23,641	12,989
Registration fees	15,290	15,293	10,940	10,946
Management fees	12,294	25,983	8,913	11,084
Trustee fees	7,842	7,845	3,500	7,842
Transfer Agent fees(e)	467	965	338	422
Distribution and Service fees(e)	54	56	38	51
Organization costs	—	—	79,710	—
Administrative fees	—	—	15,600	—
Other	1,956	1,712	10,127	1,319

Total expenses	234,513	247,529	357,277	274,157

Less — expense reimbursements	(217,639)	(211,945)	(345,038)	(258,945)

Net expenses	16,874	35,584	12,239	15,212

NET INVESTMENT INCOME (LOSS)	7,840	40,108	2,123	(14,455)

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments	(455,837)	(463,763)	(59,848)	(127,815)
Futures contracts	—	—	(36,455)	—
Forward foreign currency exchange contracts	(12,896)	—	—	—
Foreign currency transactions	(46,717)	82	(23,844)	(16,415)
Net unrealized gain (loss) on:
Investments	(197,029)	(738,994)	(215,666)	(1,285)
Futures contracts	—	—	5,713	—
Forward foreign currency exchange contracts	(8,648)	—	—	—
Foreign currency translation	12,078	—	3,303	(812)

Net realized and unrealized loss	(709,049)	(1,202,675)	(326,797)	(146,327)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(701,209)	$(1,162,567)	$(324,674)	$(160,782)

(a)	Commenced operations on April 29, 2011.
(b)	Commenced operations on June 30, 2011.
(c)	Statement of Operations for India Equity Fund is consolidated and includes the balances of Goldman Sachs Mauritius India Equity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(d)	Commenced operations on May 31, 2011.
(e)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Class IR
Brazil Equity	$12	$42	$9	$8	$442	$8
China Equity	12	44	9	8	940	8
India Equity	7	31	6	6	320	6
Korea Equity	11	40	8	8	398	8

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statements of Changes in Net Assets

	Brazil Equity Fund	China Equity Fund	India Equity Fund	Korea Equity Fund
	For the	For the	For the	For the
	Period Ended	Period Ended	Period Ended	Period Ended
	October 31, 2011(a)	October 31, 2011(a)	October 31, 2011(b)(c)	October 31, 2011(d)

From operations:

Net investment income (loss)	$7,840	$40,108	$2,123	$(14,455)
Net realized loss	(515,450)	(463,681)	(120,147)	(144,230)
Net unrealized loss	(193,599)	(738,994)	(206,650)	(2,097)

Net decrease in net assets resulting from operations	(701,209)	(1,162,567)	(324,674)	(160,782)

From share transactions:

Proceeds from sales of shares	4,248,071	6,970,976	4,304,299	3,822,581
Cost of shares redeemed	(656,039)	(155,319)	(171,388)	(165,998)

Net increase in net assets resulting from share transactions	3,592,032	6,815,657	4,132,911	3,656,583

TOTAL INCREASE	2,890,823	5,653,090	3,808,237	3,495,801

Net assets:

Beginning of period	—	—	—	—

End of period	$2,890,823	$5,653,090	$3,808,237	$3,495,801

Undistributed net investment income	$7,507	$43,620	$—	$—

(a)	Commenced operations on April 29, 2011.
(b)	Commenced operations on June 30, 2011.
(c)	Statement of Changes in Net Assets for India Equity Fund is consolidated and includes the balances of Goldman Sachs Mauritius India Equity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(d)	Commenced operations on May 31, 2011.

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS BRAZIL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	income (loss)(a)	loss	operations

FOR THE PERIOD ENDED OCTOBER 31,
2011 - A (Commenced April 29, 2011)	$10.00	$0.02	$(2.31)	$(2.29)
2011 - C (Commenced April 29, 2011)	10.00	(0.01)	(2.31)	(2.32)
2011 - Institutional (Commenced April 29, 2011)	10.00	0.03	(2.31)	(2.28)
2011 - IR (Commenced April 29, 2011)	10.00	0.03	(2.31)	(2.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRAZIL EQUITY FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$7.71	(22.80)%	$9	1.90%	19.75%	0.39%	105%
7.68	(23.10)	8	2.65	20.50	(0.34)	105
7.72	(22.60)	2,867	1.50	19.35	0.71	105
7.72	(22.70)	8	1.65	19.50	0.68	105

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	income(a)	loss	operations

FOR THE PERIOD ENDED OCTOBER 31,
2011 - A (Commenced April 29, 2011)	$10.00	$0.09	$(2.33)	$(2.24)
2011 - C (Commenced April 29, 2011)	10.00	0.06	(2.33)	(2.27)
2011 - Institutional (Commenced April 29, 2011)	10.00	0.07	(2.29)	(2.22)
2011 - IR (Commenced April 29, 2011)	10.00	0.10	(2.33)	(2.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$7.76	(22.40)%	$9	1.90%	10.09%	2.10%	37%
7.73	(22.70)	8	2.65	10.84	1.36	37
7.78	(22.20)	5,629	1.50	9.69	1.69	37
7.77	(22.30)	8	1.65	9.84	2.37	37

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS INDIA EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	income (loss)(a)	loss	operations

FOR THE PERIOD ENDED OCTOBER 31,
2011 - A (Commenced June 30, 2011)	$10.00	$— (d)	$(1.31)	$(1.31)
2011 - C (Commenced June 30, 2011)	10.00	(0.03)	(1.30)	(1.33)
2011 - Institutional (Commenced June 30, 2011)	10.00	0.01	(1.30)	(1.29)
2011 - IR (Commenced June 30, 2011)	10.00	— (d)	(1.30)	(1.30)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INDIA EQUITY FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$8.69	(12.80)%	$9	1.90%	31.83%	(0.12)%	18%
8.67	(13.00)	9	2.65	32.58	(0.88)	18
8.71	(12.60)	3,782	1.50	31.43	0.27	18
8.70	(12.70)	9	1.65	31.58	0.16	18

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS KOREA EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
Year - Share Class	of period	loss(a)	loss	operations

FOR THE PERIOD ENDED OCTOBER 31,
2011 - A (Commenced May 31, 2011)	$10.00	$(0.07)	$(0.32)	$(0.39)
2011 - C (Commenced May 31, 2011)	10.00	(0.10)	(0.32)	(0.42)
2011 - Institutional (Commenced May 31, 2011)	10.00	(0.06)	(0.32)	(0.38)
2011 - IR (Commenced May 31, 2011)	10.00	(0.06)	(0.32)	(0.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS KOREA EQUITY FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$9.61	(3.80)%	$11	1.90%	25.48%	(1.82)%	121%
9.58	(4.10)	10	2.65	26.23	(2.57)	121
9.62	(3.70)	3,466	1.50	25.08	(1.43)	121
9.62	(3.70)	10	1.65	25.23	(1.57)	121

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements
October 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“the Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-diversified

Brazil Equity and China Equity (Commenced operations on April 29, 2011)	A, C, Institutional and IR	Non-diversified

India Equity (Commenced operations on June 30, 2011)	A, C, Institutional and IR	Non-diversified

Korea Equity (Commenced operations on May 31, 2011)	A, C, Institutional and IR	Non-diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional and Class IR Shares are not subject to a sales charge.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Basis for consolidation for the India Equity Fund — Goldman Sachs Mauritius India Equity Fund, Ltd. (the “Subsidiary”), organized in the Republic of Mauritius, was incorporated on March 21, 2011, and is currently a wholly-owned subsidiary of the India Equity Fund. The Subsidiary commenced operations on June 30, 2011. The Subsidiary was formed primarily to gain exposure to a wide selection of Indian companies. The Subsidiary is registered with and regulated by the Mauritius Financial Services Commission. The Subsidiary is advised by GSAMI and has the same investment objective and strategies as the Fund. The Subsidiary has appointed Intercontinental Trust Limited (“the Main Administrator”) to act as Administrator to the Subsidiary. The administration function has been sub-delegated to State Street Bank (“the Administrator’s Agent”). All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2011, the Fund owned 100% of the outstanding shares of the Subsidiary and has elected to treat the Subsidiary as a disregarded entity for United States Federal income tax purposes.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale

GOLDMAN SACHS SINGLE COUNTRY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

C. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily, net of unrealized gains, and is payable upon sale of such investments.

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, and Transfer Agent fees. Non-class specific expenses directly incurred by a fund are charged to that fund, while such expenses incurred by the Trust are allocated across the respective funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E. Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Funds are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Subsidiary were expensed on the first day of the Subsidiary’s operations.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions. The effect of changes in foreign currency exchange rates on investments are included within net realized and unrealized gain (loss) on investments.

H. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis, and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

I. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

J. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAMI, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreement’s counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of October 31, 2011:

BRAZIL EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$2,069,427	$896,243	$—

Derivative Type

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(8,648)	$—

CHINA EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$44,683	$5,665,266 (a)	$—
Short-term Investments	—	200,000	—

Total	$44,683	$5,865,266	$—

INDIA EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$156,681	$2,739,233 (a)	$—

Derivative Type

Assets
Futures Contracts*	$5,713	$—	$—

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

KOREA EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$113,067	$3,346,151	(a)	$—
Right	—	318		—

Total	$113,067	$3,346,469		$—

*	Amount shown represents unrealized gain (loss) at period end.
(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the period ended October 31, 2011, the below Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of October 31, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Brazil Equity Fund

	Statement of Assets		Statement of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Currency	—	—	Payable for unrealized loss on forward foreign currency exchange contracts	$(8,648)

India Equity Fund

	Statement of Assets		Statement of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Equity	Receivable for futures — variation margin	$5,713 (a)	—	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the period ended October 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Brazil Equity Fund

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(12,896)	$(8,648)	4

India Equity Fund

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(36,455)	$5,713	41

(a)	Average number of contracts is based on the average of month end balances for the period ended October 31, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the period ended October 31, 2011, contractual management fees with GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Brazil Equity	1.10%	0.99%	0.94%	0.92%	0.90%	1.10%

China Equity	1.10	0.99	0.94	0.92	0.90	1.10

India Equity	1.10	0.99	0.94	0.92	0.90	1.10

Korea Equity	1.10	0.99	0.94	0.92	0.90	1.10

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service
	Plan Rates
	Class A*	Class C

Distribution Plan	0.25%	0.75%

Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C CDSC. For the period ended October 31, 2011, Goldman Sachs advised that it did not collect any front end sales charges or contingent deferred sales charges for any Funds.

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class C, and Class IR Shares and 0.04% of the average daily net assets for Institutional Shares.

E. Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets of each Fund (other than India Equity Fund) are 0.364%. The Other Expense limitation as an annual percentage rate of average daily net assets of India Equity Fund is 0.110%. However, GSAMI has also agreed to limit the Subsidiary’s expenses to 0.254% of the Subsidiary’s average daily net assets, resulting in a combined cap on the India Equity Fund’s Other Expense and “Acquired Fund Fees and Expenses” of 0.364%. These Other Expense reimbursements will remain in place through at least April 29, 2012, (June 30, 2012 for India Equity Fund’s arrangements) and prior to such date GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service		Transfer
Fund	Fees	Fees		Agent Fees		Total

Brazil Equity	$42	$—	*	$—	*	$42

China Equity	47	—	*	—	*	47

India Equity	5	—	*	—	*	5

Korea Equity	2	—	*	—	*	2

*	Amount is less than $500.

F. Other Transactions with Affiliates — As of October 31, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 5% or more of outstanding Class A, Class C, Institutional and Class IR Shares of the following Funds:

Fund	Class A	Class C	Institutional	Class IR

Brazil Equity	90%	100%	53%	100%

China Equity	90	100	27	100

India Equity	100	100	45	100

Korea Equity	90	100	55	100

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2011, were as follows:

Fund	Purchases	Sales and Maturities

Brazil Equity	$6,125,229	$2,506,693

China Equity	8,575,720	1,663,034

India Equity	3,589,857	418,425

Korea Equity	6,675,225	3,086,589

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

7. TAX INFORMATION

As of October 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	Brazil Equity	China Equity	India Equity	Korea Equity

Undistributed ordinary income — net	$—	$43,620	$—	$10,963

Capital loss carryforward:(1)
Perpetual Short-term	$(182,252)	$(369,960)	$(96,303)	$—

Unrealized losses — net	(460,536)	(832,775)	(206,650)	(170,598)

Total accumulated losses — net	$(642,788)	$(1,159,115)	$(302,953)	$(159,635)

(1)	Capital losses recognized may be carried forward perpetually, and retain their character as either short-term or long-term losses.

As of October 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Brazil Equity	China Equity	India Equity	Korea Equity

Tax Cost	$3,438,284	$6,742,724	$3,111,580	$3,629,322

Gross unrealized gain	19,322	39,570	31,977	168,681
Gross unrealized loss	(491,936)	(872,345)	(247,643)	(338,467)

Net unrealized security loss	$(472,614)	$(832,775)	$(215,666)	$(169,786)

Net unrealized gain (loss) on other investments	12,078	—	9,016	(812)

Net unrealized loss	$(460,536)	$(832,775)	$(206,650)	$(170,598)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts and differences related to the tax treatment of passive foreign investment company investments.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from certain non-deductible expenses, net operating losses and differences in the tax treatment of foreign currency transactions.

		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in Capital	Gain (Loss)	Income (Loss)

Brazil Equity	$(58,421)	$58,754	$(333)

China Equity	(3,452)	(60)	3,512

India Equity	(21,721)	23,844	(2,123)

Korea Equity	(1,147)	(13,308)	14,455

GSAMI has reviewed the Funds’ tax positions for the open tax year and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Geographic Risk — The Brazil Equity, China Equity, India Equity and Korea Equity Funds invest primarily in a portfolio of equity investments that are tied economically to Brazil, China, India and Korea, respectively, or in issuers that participate in the markets of these respective countries. The Funds’ investment exposure to these particular countries or regions will subject the Funds, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic, or environmental events and natural disasters, which may occur in a given country or region.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — Each Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Funds may be subject to greater risks than a fund that invests in a great number of issuers.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Brazil Equity Fund		China Equity Fund		India Equity Fund		Korea Equity Fund
	For the Period Ended		For the Period Ended		For the Period Ended		For the Period Ended
	October 31, 2011(a)		October 31, 2011(a)		October 31, 2011(b)		October 31, 2011(c)
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,112	$11,022	1,107	$11,026	1,003	$10,033	1,109	$11,031
Shares redeemed	(2)	(21)	(2)	(26)	(3)	(33)	(3)	(32)

	1,110	11,001	1,105	11,000	1,000	10,000	1,106	10,999

Class C Shares
Shares sold	1,002	10,017	1,003	10,025	1,003	10,027	1,003	10,025
Shares redeemed	(2)	(16)	(3)	(25)	(3)	(27)	(3)	(26)

	1,000	10,001	1,000	10,000	1,000	10,000	1,000	9,999

Institutional Shares
Shares sold	470,489	4,217,015	745,820	6,939,915	455,267	4,274,212	379,582	3,791,515
Shares redeemed	(98,944)	(655,985)	(22,481)	(155,258)	(20,811)	(171,301)	(19,475)	(165,930)

	371,545	3,561,030	723,339	6,784,657	434,456	4,102,911	360,107	3,625,585

Class IR Shares
Shares sold	1,002	10,017	1,001	10,010	1,003	10,027	1,001	10,010
Shares redeemed	(2)	(17)	(1)	(10)	(3)	(27)	(1)	(10)

	1,000	10,000	1,000	10,000	1,000	10,000	1,000	10,000

NET INCREASE	374,655	$3,592,032	726,444	$6,815,657	437,456	$4,132,911	363,213	$3,656,583

(a)	Commenced operations on April 29, 2011.
(b)	Commenced operations on June 30, 2011.
(c)	Commenced operations on May 31, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Single Country Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Brazil Equity Fund, Goldman Sachs China Equity Fund, Goldman Sachs India Equity Fund and Goldman Sachs Korea Equity Fund, (collectively the “Funds”), Funds of Goldman Sachs Trust, at October 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for Goldman Sachs India Equity Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011, by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2011

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2011 (Unaudited)

As a shareholder of Class A, Class C, Institutional, or Class IR Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 (or from commencement of operations, in the case of India Equity and Korea Equity Funds) through October 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Brazil Equity Fund				China Equity Fund				India Equity Fund(a)				Korea Equity Fund(b)
	Beginning	Ending		Expenses	Beginning	Ending			Beginning	Ending			Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		period ended	Value	Value		period ended
Share Class	5/1/11	10/31/11		10/31/11*	5/1/11	10/31/11		10/31/11*	6/30/11	10/31/11		10/31/11*	5/31/11	10/31/11		10/31/11*
Class A
Actual	$1,000.00	$772.00		$8.49	$1,000.00	$776.00		$8.51	$1,000.00	$872.00		$5.99	$1,000.00	$962.00		$7.81
Hypothetical 5% return	1,000.00	1,015.63	+	9.65	1,000.00	1,015.63	+	9.65	1,000.00	1,010.45	+	6.44	1,000.00	1,012.99	+	8.02

Class C
Actual	1,000.00	769.00		11.82	1,000.00	773.00		11.84	1,000.00	870.00		8.35	1,000.00	959.00		10.88
Hypothetical 5% return	1,000.00	1,011.85	+	13.44	1,000.00	1,011.85	+	13.44	1,000.00	1,007.92	+	8.97	1,000.00	1,009.85	+	11.16

Institutional
Actual	1,000.00	774.00		6.71	1,000.00	778.00		6.72	1,000.00	874.00		4.74	1,000.00	963.00		6.17
Hypothetical 5% return	1,000.00	1,017.64	+	7.63	1,000.00	1,017.64	+	7.63	1,000.00	1,011.79	+	5.08	1,000.00	1,014.67	+	6.33

Class IR
Actual	1,000.00	773.00		7.37	1,000.00	777.00		7.39	1,000.00	873.00		5.21	1,000.00	963.00		6.79
Hypothetical 5% return	1,000.00	1,016.89	+	8.39	1,000.00	1,016.89	+	8.39	1,000.00	1,011.29	+	5.59	1,000.00	1,014.04	+	6.97

(a)	Commenced operations on June 30, 2011.

(b)	Commenced operations on May 31, 2011.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR

Brazil Equity	1.90%	2.65%	1.50%	1.65%
China Equity	1.90	2.65	1.50	1.65
India Equity	1.90	2.65	1.50	1.65
Korea Equity	1.90	2.65	1.50	1.65

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Brazil Equity, Goldman Sachs China Equity, Goldman Sachs Korea Equity and Goldman Sachs India Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”) that commenced operations in 2011. The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Trustees first considered approving the launch of each Fund. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided (or to be provided) to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	performance information for comparable institutional composites managed by the Investment Adviser, and information on the general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	projected expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and
(ii)	comparative information on the management fees charged to and total expenses paid by non-US funds managed by the Investment Adviser with investment objectives and policies similar to those of the Funds;

(e)	the undertakings of the Investment Adviser to reimburse certain expenses of the Funds that exceed specified levels;
(f)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(g)	a summary of the “fall-out” benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio brokerage, distribution and other services;
(h)	a summary of potential benefits derived (or expected to be derived) by the Funds as a result of their relationship with the Investment Adviser;
(i)	information regarding commissions paid by the Trust, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(j)	the manner in which portfolio manager compensation is determined;
(k)	the nature and quality of the services provided (or to be provided) to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the contractual Rule 12b-1 distribution and service fees paid (or to be paid) by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided (or to be provided) by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed to providing substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Investment Adviser. With respect to each Fund, the Trustees noted that the Investment Adviser was managing funds and/or accounts with investment objectives and strategies similar to those of that Fund, and reviewed related institutional composite performance information. The Independent Trustees noted that, as of the date of the Annual Meeting, the Funds had either recently commenced operations (in the case of Brazil Equity, China Equity and Korea Equity Funds) or had not yet commenced operations (in the case of India Equity Fund) and did not yet have meaningful performance histories.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees noted that they had previously reviewed information on the proposed management fees, distribution fees (for Class A Shares only) and projected total operating expense ratios (both gross and net of fee waivers/expense limitations) of the Funds, together with corresponding information provided by the Outside Data Provider with respect to comparable mutual funds advised by other, unaffiliated investment management firms. Each Fund’s analysis also included a comparison of the Fund’s proposed management fee and projected total expenses to those of a category median. The Trustees had also received comparative management fee and total expense information for non-U.S. funds managed by the Investment Adviser with investment objectives and strategies similar to those of the Funds. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. The Trustees also noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees recognized that the Funds did not yet have profitability data to evaluate, but considered the Investment Adviser’s representations that (i) such data would be provided after the Funds had been operational for a reasonable period of time, and (ii) the Funds were not expected to be profitable to the Investment Adviser and its affiliates initially.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Trustees considered the information that had been provided regarding the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Brazil	China	Korea	India
	Equity	Equity	Equity	Equity
	Fund	Fund	Fund	Fund

First $1 billion	1.10%	1.10%	1.10%	1.10%
Next $1 billion	0.99	0.99	0.99	0.99
Next $3 billion	0.94	0.94	0.94	0.94
Next $3 billion	0.92	0.92	0.92	0.92
Over $8 billion	0.90	0.90	0.90	0.90

The Trustees noted that they had previously considered the Funds’ projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive (or are expected to receive) certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2012.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	102	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	102	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	102	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	102	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of October 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2011, the Trust consisted of 88 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statements of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SINGLE COUNTRY FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	with the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statements of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $699.7 billion in assets under management as of September 30, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 64980.MF.MED.TMPL/12/2011 SCAR11 / 1K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,372,012	$1,967,675	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,000	$112,017	Other attest services.

Tax Fees:

• PwC	$764,696	$773,417	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$852,000	$1,312,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended October 31, 2011 and October 31, 2010 were approximately $800,696 and $885,434 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 29, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 29, 2011